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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 15, 2002
(Date of earliest event report):  August 12, 2002


                        ADVANTAGE MARKETING SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


        OKLAHOMA                       001-13343               73-1323256
     (State or Other               (Commission File          (IRS Employer
     Jurisdiction of                    Number)              Identification
     Incorporation or                                           Number)
      Organization)

   2601 N.W. Expressway, Suite 1210W, Oklahoma City, OK            73112
      (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (405) 842-0131



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Item 7. Financial Statements and Exhibits

   (a)   Exhibits

99.1   Chief Executive Officer Certification

99.2   Chief Financial Officer Certification

ITEM 9. Regulation FD Disclosure.

          Attached are the Chief Executive Officer and Chief Financial Officer certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Company's 2nd Quarter 2002 Form 10-Q, as filed with the commission August 12, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              ADVANTAGE MARKETING SYSTEMS, INC.

                                              /s/ REGGIE COOK
                                              By:  Reggie Cook
                                              Chief Financial Officer
Date: August 15, 2002



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                                  EXHIBIT INDEX



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

EXHIBIT
NUMBER                                  DESCRIPTION                             METHOD OF FILING
------                                  -----------                             ----------------


99.1                         Chief Executive Officer Certification               Filed herewith
                                                                                 electronically

99.2                         Chief Financial Officer Certification               Filed herewith
                                                                                 electronically